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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 17, 2006

                                VOYAGER ONE, INC.
              (Exact name of registrant as specified in its charter

            Nevada                     0-32737                  0492272
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)

                   16 East Hinsdale Avenue, Hinsdale, IL 60521
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (630)-325-7130

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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EXPLANATORY NOTE
----------- ----

We are filing this Amendment No. 1 to our Current Report on Form 8-K which we filed with the Securities and Exchange Commission on October 23, 2006 in order to file the final version of the consultant agreement dated as of October 17, 2006 by and between Stronghurst, LLC and our Company. We had inadvertently filed a draft version of the agreement in the initial filing.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
--------- ------------------------------------------

On October 17, 2006, Voyager One entered into a consultant agreement with Stronghurst, LLC for advisory services in connection with sales, marketing, management, recruitment, and potential acquisitions for a term of twelve months. Under the terms of the agreement, Stronghurst is to receive a total of 1,000,000 shares of the Company's restricted common stock as consideration for its services to be issued according to its instructions to designated principals. 500,000 of the shares are to be delivered upon the execution of the agreement and 250,000 of the shares are to be delivered on February 17, 2007 and August 17, 2007, respectively. The shares are valued in accordance with standard accounting principles. The agreement may be terminated by either party within sixty (60) days written notice. If such notice is given within sixty days of February 17, 2007 or August 17, 2007, then the Company is not required to deliver the remaining shares and those shares shall be cancelled.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
--------- ---------------------------------

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.


EXHIBIT NUMBER                      DESCRIPTION
------------------ -------------------------------------------------------------

10.1 Consultant Agreement between Voyager One, Inc. and Stronghurst, LLC dated October 17, 2006




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VOYAGER ONE, INC.


Date: October 24, 2006                       /s/ Sebastien C. DuFort
                                             -------------------------------
                                             Sebastien C. DuFort
                                             President